PRELIMINARY NOTICE OF MEETING

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                      UNITED SERVICES SPECIAL-TERM GOVERNMENT FUND

Dear Shareholder:

       A Special Meeting of Shareholders of the United Services Special-Term Government Fund (the "Fund"), a series of United Services Funds, a Massachusetts business trust (the "Trust"), will be held at 7900 Callaghan, San Antonio, Texas 78229 on Monday, December 18, 1995 at 2:00 p.m., local time, for the following purposes:

     1. to consider and vote upon approval of liquidation of the United Services Special-Term Government Fund, which liquidation is to occur as soon as practicable following shareholder approval; and

     2. to consider and act upon any other matters which may properly come before the meeting or any adjournments thereof.

       On October 25, 1995 the Board of Trustees voted to recommend to shareholders that they approve liquidation of the Fund. Section 4.2(d) of the First Amended and Restated Master Trust Agreement requires approval of a majority of the outstanding voting Shares of the Fund as set forth in the proxy statement. The Board of Trustees has directed officers of the Trust to take the steps necessary to obtain shareholder approval.

       At the close of business on November 15, 1995 the Fund had _____ shareholders.

       We hope you will be represented at the meeting. The vote of every shareholder is important. If you have questions or comments, contact the undersigned at any time (1-800-873-8637 or 210-308-1234).

                                       Susan B. McGee
                                       Secretary of the Trust

Dated:         November 17, 1995

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PRELIMINARY PROXY STATEMENT

                              UNITED SERVICES FUNDS
                               7900 Callaghan Road
                            San Antonio, Texas 78229

             PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS OF
                  UNITED SERVICES SPECIAL-TERM GOVERNMENT FUND

                                  INTRODUCTION

     This proxy statement is furnished to shareholders of the United Services Special-Term Government Fund (the "Fund"), a series of United Services Funds, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Trust to be used at the Special Meeting of Shareholders to be held in the first floor board room at 7900 Callaghan Road, San Antonio, Texas 78229 on Monday, December 18, 1995 at 2:00 p.m., or at any adjournments thereof (the "Meeting").

     This proxy statement and the accompanying proxy were mailed to shareholders on or about November 17, 1995. Shareholders of record at the close of business on November 15, 1995 shall be entitled to notice of and to vote at the Meeting or any adjournment thereof.

     The Trust is presently composed of thirteen separate funds: U.S. Gold Shares Fund, U.S. Income Fund, U.S. Global Resources Fund, U.S. Treasury Securities Cash Fund, U.S. All American Equity Fund, U.S. Tax Free Fund, United Services Near-Term Tax Free Fund, U.S. World Gold Fund, U.S. Government Securities Savings Fund, U.S. Real Estate Fund, United Services Intermediate Treasury Fund, United Services Special-Term Government Fund and China Region Opportunity Fund.

     At November 15, 1995 there were __________ shares of the Fund outstanding. Each full share of the Fund outstanding at the close of business on November 15, 1995 is entitled to one full vote and each fractional share outstanding on that date is entitled to a proportionate share of one vote.

     The purpose of this Meeting is: (1) to consider and vote upon approval of liquidation of the United Services Special-Term Government Fund as approved by the Board of Trustees on October 25, 1995, which liquidation is to occur as soon as practicable following shareholder approval; and (2) to consider and act upon any other matters which may properly come before the meeting or any adjournments thereof.

     All shares represented at the Meeting by properly executed proxies will be voted in accordance with the instructions thereon, if any, and if no instructions are given, the proxy will be voted for approval of Fund liquidation (Proposal One). The Board of Trustees does not know of any action to be considered at the Meeting other than Proposal One.

     The proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Trust, or by voting in person at the Meeting.

     In addition to the solicitation of proxies by mail, officers and employees of the Trust and United Services Advisors, Inc. ("USAI" or the "Advisor"), the manager and investment advisor of the Trust, without additional compensation, may solicit proxies in person or by telephone or other means of communication. The cost of the solicitation of proxies by the Board of Trustees of the Trust for this meeting of shareholders will be borne by the Fund of the Trust and will include any reimbursement paid to fiduciaries, brokerage firms, nominees and custodians for their expenses in forwarding solicitation material regarding the Meeting to beneficial owners.

PRINCIPAL SHAREHOLDERS OF THE FUND

     At November 15, 1995, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of the Fund, and the Trust is not aware of any person who owns of record, or beneficially, more than 5% of the outstanding shares of the Fund as of the same date.

THE ADVISOR

     USAI is a Texas corporation with its principal executive offices located at 7900 Callaghan Road, San Antonio, Texas 78229. USAI's relationship to the Fund is discussed in the prospectus and Statement of Additional Information.

                                  PROPOSAL ONE

LIQUIDATION OF THE FUND

     It is recommended that shareholders approve liquidation of the Fund.

     The Fund commenced operations on February 22, 1993. The Fund, which currently has total net assets of approximately $5,556,000, has not attracted the shareholder following that was originally anticipated. Moreover, the Advisor believes that there is no reasonable prospect for increased investor interest in the foreseeable future. The Fund's small asset base results in a high per share expense ratio for the Fund, which adversely affects the Fund's performance. In addition, the size of the Fund impairs the ability of the Fund to participate in many attractive investments. For these reasons, the Advisor determined that the continued operation of the Fund would not be in the best interests of shareholders and, at a meeting of the Board of Trustees held on October 25, 1995, the Advisor recommended that the Trustees consider the advisability of liquidating the Fund. On October 25, 1995, the Trustees considered such information as they deemed reasonably necessary to evaluate the Advisor's recommendation. Based upon this information, the Trustees determined that it would be in the best interests of shareholders to liquidate the Fund and voted unanimously to recommend that shareholders approve a proposal to liquidate the Fund.

     Section 4.2(d) of the First Amended and Restated Master Trust Agreement ("Master Trust Agreement")requires approval by a majority of the outstanding voting shares of the Fund. Under Section 5.5 of the Master Trust Agreement, such approval may be obtained without meeting by having a written consent signed by a majority of shareholders entitled to vote on that matter. Notwithstanding
Section 5.5, in order to give all shareholders an opportunity to be heard, a meeting is being called.

     If the liquidation is approved by shareholders, Fund assets will be sold in an orderly manner and, after payment of expenses, the remaining cash and other assets will be distributed to shareholders as soon as practicable. Each share of the Fund will entitle the holder to receive cash or other assets equal to the per share net asset value of the Fund at the time of liquidation. For tax purposes, a shareholder will recognize gain or loss on the liquidating distribution equal to the difference between (i) the amount of the liquidating distribution and (ii) the shareholder's adjusted tax basis in shares of the Fund. Such gain or loss will be treated as a long-term or short-term capital gain or loss depending on the period of time the shares were held prior to the liquidation. Distributions on shares held for more than one year will result in a long-term capital gain or loss and distributions on shares held for one year or less will result in a short-term capital gain or loss. Liquidating distributions received by an IRA or Keogh Plan will ordinarily not be subject to taxation. All shareholders are urged to seek independent advice regarding the possible federal income tax consequences of the proposed liquidation, as applied to the shareholder's own special circumstances.

ACTION ON THE PROPOSAL

     The Board of Trustees of the Trust considered such information as it deemed reasonably necessary to enable the Trustees to evaluate the desirability of liquidating the Fund at its meeting on October 25, 1995.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF PROPOSAL ONE.

     In the event shareholders of the Fund do not approve Proposal One, the Fund will continue operating under its current objectives and policies, and the Board of Trustees will consider courses of action with respect to the Fund which may include resubmitting the proposal to shareholders at a future date.

                                  REQUIRED VOTE

     Approval of the liquidation of the Fund requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund, defined under the 1940 Act as the lesser of (i) a majority of the outstanding shares of a Fund or (ii) 67% or more of the shares of a Fund represented at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by Proxy at the Meeting. Abstentions and proxies with respect to shares held by a broker or other nominee that are not voted because the nominee lacks discretionary authority to vote the shares will be treated as follows. With respect to the first alternative, (i) broker "non votes" and "abstentions" will have the effect of "no" votes. With respect to (ii), broker "non votes" will have no effect and "abstentions" will have the effect of "no" votes.

                                  OTHER MATTERS

     No business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Fund.

     The foregoing Notice and Proxy Statement are sent by order of the Board of Trustees.

                                       Susan B. McGee
                                       Secretary of the Trust

     Dated: November 17, 1995

PRELIMINARY FORM OF PROXY (FRONT)

                                      PROXY
      UNITED SERVICES FUNDS - UNITED SERVICES SPECIAL-TERM GOVERNMENT FUND
                        7900 CALLAGHAN ROAD AT IH 10 WEST
                            SAN ANTONIO, TEXAS 78229

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Susan B. McGee and Mary J. Weber and each of them, proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the United Services Special-Term Government Fund (the "Fund") which the undersigned would be entitled to vote if personally present at the Special Meeting of the Shareholders of the Fund to be held on December 18, 1995 (the "Meeting").

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished in connection with the Meeting and hereby instructs said proxies to vote said shares as indicated hereon. Both of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     IF A CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED AS INDICATED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. In their discretion, the proxies are authorized to vote upon such business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR Proposal One.

     This proxy may be revoked at any time prior to the exercise of the powers conferred by the proxy.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

PRELIMINARY FORM OF PROXY (BACK)

PROXY -- UNITED SERVICES SPECIAL-TERM GOVERNMENT FUND

                                              FOR     AGAINST      ABSTAIN

1.   PROPOSAL ONE: Approve liquidation of     / /       / /          / /
     the United Services Special-Term
     Government Fund.

2.   Transact such other business as may      / /      / /           / /
     properly come before the meeting or
     any adjournment thereof.

DATED: -------------------------, 1995

------------------------------------------------------------
(Signature)

------------------------------------------------------------
(Signature if Held Jointly)

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.